(Jefferson Growth & Income Fund Logo)

                               SEMI-ANNUAL REPORT
                                 April 30, 1998

                      (Jefferson Growth & Income Fund Logo)

                                                                       June 1998
Dear Fellow Shareholders:

We are pleased to provide your semi-annual report for the six month period ended April 30, 1998. We extend a warm welcome to our new shareholders and thank our existing shareholders for their continued support. Since our last annual report, fund assets have grown from approximately $8.1 million to $9.4 million, an increase of over 16%.

The market environment continues to be very difficult for the small and medium sized companies which comprise a significant portion of the fund's current portfolio. We continue to make positive investment progress in a difficult market environment, but some sectors in which we are invested have not contributed in a meaningful way to our performance over the last six months. This is particularly true of the real estate investment trusts (REITs) which currently comprise 15% of the portfolio. We feel that the REIT sector offers some exceptional values and expect them to contribute to portfolio performance during the second half of the year.

Since our last report to shareholders on October 31, 1997, through the six month period ended April 30, 1998, the net asset value of Class A shares has increased from $12.26 to $12.52 and the net asset value of Class B shares has increased from $12.20 to $12.47. The fund also paid two regular quarterly dividends of $0.094 and $0.079 on Class A shares and $0.072 and $0.061 on Class B shares during the period.

The breadth of companies participating in market gains expanded during the first quarter of 1998, with many small and medium sized companies participating in the gains. This expanded participation reversed in April, when the stock price of many of these small and medium sized companies retreated to early 1998 levels. The current gains in the stock market remain very narrow in breadth. The 50 largest capitalization stocks included in the S&P 500 Index continue to provide most of the total return for the S&P 500. Broader market indices, such as the Value Line Composite and the Russell 2000 continue to show far lower returns for the same period. We still expect this performance gap to narrow as the valuation difference between larger and smaller companies comes more into line with historic norms.

The slower domestic economy and pressure on corporate profits which we discussed as our key concerns in the last report to shareholders have now become the focus of attention in the current market environment. This continues to be a primary concern when reviewing potential investment candidates as the number of negative earnings surprises among public companies continues to rise and operating earnings for companies comprising the S&P 500 are only expected to grow at a 4% rate this year, down from an expected 14% last November.

Big company valuations are very high by historic standards and market volatility continues to be heightened by uncertainty over earnings and the economy. These factors lead us to conclude that a defensive portfolio of stable demand companies continues to be appropriate.

Sincerely,
/s/ Richard P. Imperiale
Richard P. Imperiale
Chairman

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)

ASSETS:
   Investments, at current value (cost $9,449,901)                 $9,799,922
   Cash                                                                24,252
   Dividends receivable                                                 9,347
   Interest receivable                                                 18,006
   Receivable for capital shares sold                                 194,938
   Receivable from Adviser                                             43,587
   Organization costs, net of accumulated amortization                 53,066
   Other assets                                                        11,118
                                                                   ----------
         Total Assets                                              10,154,236
                                                                   ----------
LIABILITIES:
   Payable for capital shares purchased                                21,609
   Payable for securities purchased                                   662,946
   Accrued expenses                                                    25,818
                                                                   ----------
         Total Liabilities                                            710,373
                                                                   ----------
NET ASSETS                                                         $9,443,863
                                                                   ----------
                                                                   ----------
NET ASSETS CONSIST OF:
   Capital stock                                                   $8,238,554
   Undistributed net investment income                                 14,372
   Undistributed accumulated net realized gains on investments        840,916
   Unrealized net appreciation on investments                         350,021
                                                                   ----------
         Total Net Assets                                          $9,443,863
                                                                   ----------
                                                                   ----------
CLASS A:
   Net assets                                                      $7,815,554
   Shares outstanding (unlimited number authorized)                   624,048
   Net asset value and redemption price per share                      $12.52
                                                                   ----------
                                                                   ----------
   Maximum offering price per share                                    $13.25
                                                                   ----------
                                                                   ----------
CLASS B:
   Net assets                                                      $1,628,309
   Shares outstanding (unlimited number authorized)                   130,615
   Net asset value and offering price per share                        $12.47
                                                                   ----------
                                                                   ----------
   Redemption price per share, assuming
     maximum contingent deferred sales charge                          $11.85
                                                                   ----------
                                                                   ----------


                     See notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of withholding tax of $1,075)               $  82,791
   Interest income                                                     81,307
                                                                    ---------
         Total investment income                                      164,098
                                                                    ---------
EXPENSES:
   Investment advisory fees                                            25,741
   Administration fees                                                  9,807
   Shareholder servicing and accounting costs                          26,707
   Distribution fees -- Class A                                         6,624
   Distribution fees -- Class B                                         5,371
   Custody fees                                                         3,025
   Federal and state registration fees                                  4,520
   Professional fees                                                    8,160
   Reports to shareholders                                              2,832
   Amortization of organization costs                                   5,418
   Trustees' fees and expenses                                          1,598
   Other                                                                8,668
                                                                    ---------
   Total expenses before waiver and reimbursement                     108,471
   Less:  Waiver of expenses and reimbursement from Distributor       (55,323)
                                                                    ---------
         Net expenses                                                  53,148
                                                                    ---------
NET INVESTMENT INCOME                                                 110,950
                                                                    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on investments                                   830,286
   Change in unrealized appreciation (depreciation) on investments    (70,969)
                                                                    ---------
         Net gain on investments                                      759,317
                                                                    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $870,267
                                                                    ---------
                                                                    ---------

                See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                          (UNAUDITED)
                                        SIX MONTHS ENDED         YEAR ENDED
                                         APRIL 30, 1998       OCTOBER 31, 1997
                                       ------------------    -----------------
OPERATIONS:
    Net investment income                  $  110,950            $  177,655
    Net realized gain on investments          830,286               499,294
    Net realized gain on option
      contracts closed or expired                  --                16,322
    Change in unrealized appreciation
      (depreciation) on investments           (70,969)              197,932
                                           ----------            ----------
    Net increase in net assets
      resulting from operations               870,267               891,203
                                           ----------            ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold                             1,126,466             3,545,172
    Shares issued to holders in
      reinvestment of dividends               626,770               177,534
    Shares redeemed                          (681,349)           (1,388,874)
                                           ----------           -----------
    Net increase in net assets resulting
      from capital share transactions       1,071,887             2,333,832
                                           ----------            ----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income               (119,808)             (139,528)
    From net realized gains                  (419,414)              (23,710)
                                           ----------            ----------
    Total distributions to
      Class A shareholders                   (539,222)             (163,238)
                                           ----------            ----------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income                (18,766)              (13,897)
    From net realized gains                   (85,548)               (2,292)
                                           ----------            ----------
    Total distributions to Class B
      shareholders                           (104,314)              (16,189)
                                           ----------            ----------
TOTAL INCREASE IN NET ASSETS                1,298,618             3,045,608

NET ASSETS:
    Beginning of period                     8,145,245             5,099,637
                                           ----------            ----------
    End of period (including
      undistributed net investment
      income of $14,372 and $17,447,
      respectively)                        $9,443,863            $8,145,245
                                           ----------            ----------
                                           ----------            ----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS


                                                  (UNAUDITED)                                             SEPTEMBER 1, 1995 1<F1>
                                               SIX MONTHS ENDED        YEAR ENDED          YEAR ENDED          THROUGH
                                                APRIL 30, 1998      OCTOBER 31, 1997    OCTOBER 31, 1996   OCTOBER 31, 1995
                                               -----------------   ------------------  -----------------  ------------------
                                               CLASS A  CLASS B     CLASS A   CLASS B   CLASS A CLASS B    CLASS A  CLASS B
                                               -------  -------     -------    ------   ---------------    -------  -------
PER SHARE DATA:
Net asset value,  beginning of period          $12.26    $12.20      $10.91    $10.87    $10.04  $10.03     $10.00   $10.00
Income from investment operations:
Net investment income                            0.16      0.13        0.29      0.20      0.27    0.21       0.04     0.03
Net realized and unrealized
  gains on securities                            1.04      1.04        1.40      1.39      0.87    0.83         --       --
                                               ------    ------      ------    ------    ------  ------     ------   ------
    Total from investment operations             1.20      1.17        1.69      1.59      1.14    1.04       0.04     0.03
Less distributions:
Dividends from net investment income           (0.17)    (0.13)      (0.29)    (0.21)    (0.27)  (0.20)         --       --
Distributions from net realized gains          (0.77)    (0.77)      (0.05)    (0.05)        --      --         --       --
                                               ------    ------      ------    ------    ------  ------     ------   ------
    Total distributions                        (0.94)    (0.90)      (0.34)    (0.26)    (0.27)  (0.20)         --       --
                                               ------    ------      ------    ------    ------  ------     ------   ------
Net asset value, end of period                 $12.52    $12.47      $12.26    $12.20    $10.91  $10.87     $10.04   $10.03
                                               ------    ------      ------    ------    ------  ------     ------   ------
                                               ------    ------      ------    ------    ------  ------     ------   ------
TOTAL RETURN2<F2>                             10.42%3<F3>10.20%3<F3> 15.56%    14.68%    11.50%  10.49%     0.40%3<F3>0.30%3<F3>
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period        $7,816    $1,628      $6,815    $1,330    $4,688    $412     $1,279     $133
Ratio of net expenses to average net assets:
  Before expense reimbursement                 2.44%4<F4>2.98%4<F4>   2.96%     3.71%     5.95%   6.70%    17.35%4<F4>18.10%4<F4>
  After expense reimbursement                  1.15%4<F4>1.69%4<F4>   1.15%     1.90%     1.15%   1.90%     1.15%4<F4>1.90%4<F4>
Ratio of net investment income
  to average net assets:
  Before expense reimbursement                 1.38%4<F4>0.84%4<F4>   1.01%     0.26%   (1.77%) (2.52%)  (14.95%)4<F4>(15.70%)4
  After expense reimbursement                  2.67%4<F4>2.13%4<F4>   2.82%     2.07%     3.03%   2.28%     1.25%4<F4> 0.50%4<F4>
Portfolio turnover rate 5<F5>, 6<F6>           72.54%    72.54%      98.37%    98.37%   131.98% 131.98%         --       --
Average commission rate paid6<F6>, 7<F7>      $0.0719   $0.0719     $0.0765   $0.0765   $0.0884 $0.0884         --       --


1<F1>Commencement of operations.
2<F2>The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5% CDSC on Class B.
3<F3>Not annualized.
4<F4>Annualized.
5<F5>During the period ended October 31, 1995, there were no sales of securities.
6<F6>Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
7<F7>Average commission rate disclosure not required for the period ended October 31, 1995.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)

  NUMBER
OF SHARES                             VALUE
---------                             -----
        COMMON STOCKS -- 66.9%
        Apparel -- 1.6%
45,000  Tultex Corporation *<F8> $  151,875
                                 ----------

        Business Services -- 4.4%
10,000  Alternative Resources
          Corporation*<F8>          198,750
 7,500  The Loewen Group Inc.       212,813
                                 ----------
                                    411,563
                                 ----------

        Chemicals -- 5.7%
 5,000  IMC Global Inc.             180,000
17,000  NOVA Corporation            193,374
 3,900  Quimica Minera Chile SA ADR 169,406
                                 ----------
                                    542,780
                                 ----------
        Energy -- 4.2%
 6,000  Occidental Petroleum
          Corporation               176,625
 1,000  Texaco Inc.                  61,500
 5,000  Ultramar Diamond Shamrock
          Corporation               161,563
                                 ----------
                                    399,688
                                 ----------
        Entertainment & Leisure -- 2.0%
 1,000  Anchor Gaming *<F8>          84,250
 6,000  Signature Resorts, Inc.*<F8>107,250
                                 ----------
                                    191,500
                                 ----------

        Financial Services -- 0.4%
 1,000  Downey Financial Corp.       34,688
                                 ----------

        Food & Beverage -- 6.3%
 4,000  Dole Food Company, Inc.     179,750
13,000  Fresh Del Monte
          Produce, Inc. *<F8>       222,625
 5,550  McCormick and
          Company, Inc.             190,088
                                 ----------
                                    592,463
                                 ----------

        Health Care Services-- 1.8%
23,000  Utah Medical
          Products, Inc. *<F8>      173,938
                                 ----------

        Insurance -- 0.5%
 6,000  Philadelphia Consolidated
          Holding Corp. *<F8>        51,006
                                 ----------

        Manufacturing -- 3.9%
15,000  Ennis Business Forms, Inc.  180,000
21,300  Hurco Companies, Inc. *<F8> 189,038
                                 ----------
                                    369,038
                                 ----------

        Metals and Mining -- 2.6%
 1,000  Aluminum Company
          of America                 77,500
30,000  Free State Consolidated
          Gold Mines Limited -- ADR 170,625
                                 ----------
                                    248,125
                                 ----------

        Real Estate Investment Trusts -- 15.0%
 3,000  Alexandria Real Estate
          Equities, Inc.             98,813
11,000  Berkshire Realty
          Company, Inc.             134,062
 5,550  BRE Properties, Inc. --
          Class A                   145,687
13,700  Burnham Pacific
          Properties, Inc.          193,513
 4,000  CCA Prison Realty Trust     141,750
17,135  Grove Property Trust        184,201
 5,200  Hospitality Properties
          Trust                     167,050
 8,000  Merry Land & Investment
          Company, Inc.             168,500
 6,000  Public Storage, Inc.        184,500
                                 ----------
                                  1,418,076
                                 ----------

        Retail - General -- 2.7%
 7,000  American Stores Company     168,000
 4,000  Claire's Stores, Inc.        87,250
                                 ----------
                                    255,250
                                 ----------
        Technology -- 4.2%
 1,000  Hewlett-Packard Company      75,313
 9,000  Sequent Computer
          Systems, Inc. *<F8>       176,624
 1,000  Stratus Computer, Inc.*<F8>  43,563
 8,000  UniComp, Inc. *<F8>          52,500
 2,000  UNOVA, Inc. *<F8>            46,500
                                 ----------
                                    394,500
                                 ----------

        Telecommunication Equipment -- 2.0%
30,000  TII Industries, Inc. *<F8>  187,500
                                 ----------

        Transportation -- 8.3%
 4,200  FDX Corporation *<F8>       285,600
10,000  Frozen Food Express
          Industries, Inc.          101,874
 2,000  GATX Corporation            165,750
 6,500  Ryder System, Inc.          226,281
                                 ----------
                                    779,505
                                 ----------

        Utilities -- 1.3%
 4,000  SCANA Corporation           119,500
                                 ----------
        TOTAL COMMON STOCKS
          (COST $5,975,952)       6,320,995
                                 ----------

        PREFERRED STOCKS -- 1.4%
        Bank & Bank Holding Companies -- 1.4%
 5,000  First Source
          Capital Trust II **<F9> $ 126,875
                                 ----------
        TOTAL PREFERRED STOCK
          (COST $125,000)           126,875
                                 ----------

PRINCIPAL
 AMOUNT
---------

        CORPORATE BONDS AND NOTES -- 2.0%
        Finance Company -- 0.4%
        BankAmerica Corporation
$20,000   8.125%, 02/01/02           21,253
        Ford Capital B.V.
 15,000   9.125%, 05/01/98           15,000
                                 ----------
                                     36,253
                                 ----------

        Industrial -- 1.6%
        IVAX Corporation - Convertible **<F9>
175,000   6.50%, 11/15/01           152,031
                                 ----------

        TOTAL CORPORATE BONDS
          AND NOTES
          (COST $186,099)           188,284
                                 ----------

        U.S. GOVERNMENT AGENCY -- 0.3%
        Federal National Mortgage
          Association (FNMA)
          Pass-Thru Certificates
30,433    Pool #050737, 6.00%,
          05/01/00                   30,352
                                 ----------

        TOTAL U.S. GOVERNMENT AGENCY
          (Cost $29,434)             30,352
                                 ----------

          SHORT-TERM INVESTMENTS -- 33.2%
          Variable Rate Demand Notes -- 33.2%
450,000   American Family
            Financial Services      450,000
450,000   General Mills, Inc.       450,000
450,000   Johnson Controls, Inc.    450,000
450,000   Pitney Bowes, Inc.        450,000
450,000   Sara Lee Corporation      450,000
450,000   Warner -
            Lambert Corporation     450,000
433,416   Wisconsin Electric
            Power Company           433,416
                                 ----------

          TOTAL SHORT-TERM INVESTMENTS
            (COST $3,133,416)     3,133,416
                                 ----------

          TOTAL INVESTMENTS -- 103.8%
            (COST $9,449,901)     9,799,922
                                 ----------

          Liabilities in
            Excess of Other
            Assets -- (3.8%)       (356,059)
                                 ----------

          TOTAL NET
            ASSETS -- 100.0%     $9,443,863
                                 ----------
                                 ----------

      *<F8>Non-income producing security.
     **<F9>Callable.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)

1) ORGANIZATION

The Jefferson Growth & Income Fund (the "Fund") is a mutual fund created by The Jefferson Fund Group Trust (the "Trust") which was organized as a business trust under the laws of Delaware on January 20, 1995. The Fund is one of a series issued by the Trust, which is an open-end management company registered under the Investment Company Act of 1940, as amended.

Between the date of organization and the commencement of operations on September 1, 1995, the Fund had no operations other than incurring organizational expenses. These costs aggregated $65,659, and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced operations.

The Trust is authorized to issue an unlimited number of shares without par value. The Trust has issued two classes of shares in the Fund: Class A and Class B. The Class A shares are subject to a service organization fee of 0.25% pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.50% of the offering price or 5.82% of the net asset value. The Class B shares are subject to a service organization fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Certain of the Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption from the Fund within seven years from the time of the original purchase. Each class of shares of the Fund has identical rights and privileges.

2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value.

b) Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

c) Income and Expenses -- The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

d) Distributions to Shareholders -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Written Option Accounting -- When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

f) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3) CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                           Class A
                         ------------------------------------------
                         Six months ended              Year ended
                          April 30, 1998            October 31, 1997
                         -----------------         ------------------
                         Amount    Shares          Amount       Shares
                         ------   -------          ------      -------
Shares sold            $909,240    73,711         $2,692,390   231,580
Shares issued
  to holders in
  reinvestment
  of dividends          529,002    45,228            161,536    13,899
Shares
  redeemed             (624,150)  (50,876)        (1,358,912) (118,993)
                       --------   -------         ---------- ---------
Net increase           $814,092    68,063         $1,495,014   126,486
                       --------   -------         ---------- ---------
                       --------   -------         ---------- ---------

                                           Class B
                         ------------------------------------------
                         Six months ended              Year ended
                          April 30, 1998            October 31, 1997
                         -----------------         ------------------
                         Amount    Shares          Amount       Shares
                         ------    ------          ------       ------
Shares sold            $217,226    17,836        $852,782       72,259
  Shares issued
    to holders in
    reinvestment
    of dividends         97,768     8,403          15,998        1,374
  Shares
    redeemed            (57,199)   (4,655)        (29,962)      (2,462)
                       --------   -------        --------       ------
  Net increase         $257,795    21,584        $838,818       71,171
                       --------   -------        --------       ------
                       --------   -------        --------       ------

4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended April 30, 1998, were as follows:
                                   Purchases          Sales
                                  -----------        -------
     U.S. Government                       --         $605,148
     Other                         $4,755,006       $4,938,461

At April 30, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

     Appreciation                         $570,174
     (Depreciation)                       (220,153)
                                         ---------
     Net unrealized appreciation
       on investments                     $350,021
                                         ---------
                                         ---------
At April 30, 1998, the cost of investments for federal income tax purposes was $9,449,901.

5) INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's daily net assets.

The Trust has entered into a distribution and servicing agreement with Rodman & Renshaw, Inc. (the "Distributor"). The Trust has adopted a Class A Servicing Fee Plan whereby the Fund pays the Distributor servicing fees of up to 0.25% annually, calculated as a percentage of the Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B distribution and servicing agreement, the Fund is authorized to pay the Distributor a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of the Class B shares of the Fund and a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class B shares of the Fund. The Distributor may bear various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.15% and 1.90% of average net assets for Class A and Class B shares respectively, the Distributor may reimburse the Fund for the amount of such excess. Accordingly, for the six months ended April 30, 1998, the Distributor reimbursed the Fund $55,323.

The Distributor received front-end sales charges on Class A shares and contingent deferred sales charges on Class B shares of $2,096 and $0, respectively, for the six months ended April 30, 1998.

6) CHANGE IN DISTRIBUTOR

Effective May 7, 1998, Adviser Dealer Services, Inc. replaced Rodman & Renshaw, Inc. ("Rodman") as the distributor of the Fund's shares. The Adviser has assumed responsibility for any amount that Rodman owes the Fund. The Adviser has also agreed to reimburse the Fund for any amount in excess of the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) of 1.15%and 1.90% of average net assets for Class A and Class B shares, respectively.

(Jefferson Growth & Income Fund Logo)

                               INVESTMENT ADVISER
                                 Uniplan, Inc.
                           839 North Jefferson Street
                                   Suite 201
                              Milwaukee, WI 53202
                                 (800) 216-9785

                         ADMINISTRATOR, TRANSFER AGENT,
                        DIVIDEND PAYING AGENT & CUSTODIAN
                             Firstar Trust Company
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                  DISTRIBUTOR
                         Adviser Dealer Services, Inc.
                              6000 Memorial Drive
                                Dublin, OH 43017

                                 LEGAL COUNSEL
                                 Foley & Lardner
                            330 North Wabash Avenue
                                   Suite 3300
                               Chicago, IL 60611

                            INDEPENDENT ACCOUNTANTS
                             KPMG Peat Marwick LLP
                           777 East Wisconsin Avenue
                              Milwaukee, WI 53202